WORLDWIDE INDEX FUNDSSM

Supplement dated November 19, 1998 to
the Prospectus dated September 1, 1998

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

(All page numbers are in reference to the prospectus, unless otherwise noted)

On page 2, delete the second full paragraph in the second column, and replace with the following:

Each Fund of Index Funds will invest in I Class shares of its underlying Country Index Funds and will allocate its investments in equal proportion to each of the underlying Country Index Funds in which it invests. Therefore, the Europe Index Fund, which invests in eight underlying Country Index Funds, will invest one-eighth (12.5%) of its assets in each of the eight underlying Funds. The International Index Fund, which invests in eleven underlying Country Index Funds, will invest one-eleventh (9.1%) of its assets in each of the eleven underlying Funds. Each Fund of Index Funds will reallocate its investments at least quarterly.

In the FUNDS OF INDEX FUNDS table at the bottom of page 7, delete the following parenthetical statement:

 	(and approximate allocation percentage as of June 30, 1998)

In the same table, delete the percentage figures following each Underlying Country Index Fund.

Under the sub-headings Classes on page 10, and Purchase of Shares on page 11, insert the following:

The minimum initial investment is changed to $1,000 for R Class shares of any Fund, including individual retirement accounts ("IRAs") and Roth IRAs.

Under the sub-heading Redemption of Shares on page 13, delete the italicized paragraph in the second column

Following the paragraph under the sub-heading Transactions Over the Telephone on page 14, insert the following:

Exchanges

You may exchange R Class shares of a Fund for R Class shares of any other Fund, and you may exchange I Class shares of a Fund for I Class shares of any other Fund. Exchanges will be based on the respective net asset values of the shares involved. Exchanges may be made by letter or by telephone subject to the procedures set forth below. There will be no purchase fee charged for exchanges.

To exchange your shares, you (or your Financial Intermediary) need to provide certain information, including the name on the account, the account number (or your taxpayer identification number), the number or dollar value of shares (or the percentage of the total value of your account) you want to exchange, and the names of the Funds involved in the exchange transaction. Exchanges may be made only between identically registered accounts.

Exchange orders for exchanges into another Fund must be received by 3:30 p.m., Eastern Time. The exchange privilege may be modified or discontinued at any time.


PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




WA05/58391.1

WORLDWIDE INDEX FUNDSSM


Supplement dated November 19, 1998 to
the Statement of Additional Information
dated September 1, 1998


This supplement provides new and additional information beyond that contained in the Statement of Additional Information. It should be retained and read in conjunction with the Statement of Additional Information.

Under the Funds of Index Funds sub-heading within the main heading, THE FUNDS AND COUNTRY SPECIFIC ECONOMIC CONSIDERATIONS, delete the first paragraph describing the Europe Index Fund and replace with the following:

The Europe Index Fund is a "fund of funds" which invests in shares of the France, Germany, Italy, Netherlands, Spain, Sweden, Switzerland, and United Kingdom Country Index Funds (collectively, the "European Country Index Funds"). The Europe Index Fund seeks long-term capital appreciation in line with local market equity returns of those European countries in which the
underlying Country Index Funds invest.   The Europe Index Fund will allocate
its investments in equal proportion to each of the underlying Country Index Funds in which it invests. The Europe Index Fund seeks to reduce or eliminate the impact of currency fluctuation by investing in the Country Index Funds which are hedged against such risk. The Fund will be subject to the country-specific economic considerations and risks associated with each of the underlying Country Index Funds in its portfolio.

Five paragraphs below the above mentioned paragraph, delete the paragraph that first describes the International Index Fund, and replace with the following:

The International Index Fund is a "fund of funds" which invests in shares of the eight European Country Index Funds and the Australia, Hong Kong and Japan Country Index Funds. The International Index Fund seeks long-term capital appreciation in line with local market equity returns of those countries in
which the underlying Country Index Funds invest.   The International Index
Fund will allocate its investments in equal proportion to each of the underlying Country Index Funds in which it invests. The International Index Fund seeks to reduce or eliminate the impact of currency fluctuation by investing in the Country Index Funds which are hedged against such risk. The Fund will be subject to the country-specific economic considerations and risks associated with each of the underlying Country Index Funds in its portfolio.

Delete the paragraph titled Funds of Index Funds, immediately before the main heading INVESTMENT TECHNIQUES, and replace with the following:

Funds of Index Funds. The Europe Index Fund and International Index Fund are "funds of funds" (the "Funds of Index Funds") which will invest in I Class shares of a particular group of Country Index Funds. The Funds of Index Funds seek long-term capital appreciation in line with local market equity returns of the group of countries in which the underlying Country Index Funds invest. The Funds of Index Funds seek to reduce or eliminate the impact of currency fluctuation by investing in the Country Index Funds which are hedged against such risk. The above stated investment objective of each Fund of Index Funds is a fundamental policy and cannot be changed without the approval of the holders of a majority of the respective Fund of Index Fund's voting securities.

The Europe Index Fund will invest in the following Country Index Funds:
France, Germany, Italy, Netherlands, Spain, Sweden, Switzerland, and United Kingdom (collectively, the "European Country Index Funds"). The International Index Fund will invest in the eight European Country Index Funds and the Australia, Hong Kong and Japan Country Index Funds. Each Fund of Index Funds will allocate its investments in equal proportion to each of the underlying Country Index Funds in which it invests.


PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




WA05/62840.1